Delaware Investments® Family of Funds

Supplement to the current Class A, Class B, Class C, and Class R
Prospectuses of each Fund
(each, a “Fund” and together, the “Funds”)

The following replaces information included in the Funds’ current Class A, Class B, Class C, and Class R prospectuses related to purchases by certain participants in defined contribution plans in the section entitled, “About your account – Buying Class A shares at net asset value.”

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Purchases by certain participants in defined contribution plans and members of their households whose plan assets will be rolled over into IRA accounts (“IRA Program”) where the financial intermediary has entered into an agreement specifically relating to such IRA Program with the Distributor and/or the Fund’s transfer agent.

Investments in a Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of any Fund, the repayment of capital from any Fund, or any particular rate of return.

Please keep this supplement for future reference.

This Supplement is dated January 27, 2012.